UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2021

TARONIS FUELS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56101	32-0547454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

24980 N. 83rd Avenue, Suite 100

Peoria, AZ 85383

(Address of principal executive offices) (Zip Code)

(866) 370-3835

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 9, 2021, the Board of Directors of Taronis Fuels, Inc. (the “Company”) approved the suspension of further development and production of MagneGas, the Company’s proprietary metal cutting fuel. The Company anticipates ending retail sales and marketing efforts relating to MagneGas by the end of 2021. Revenue from MagneGas has not been material, and the Company anticipates annual cost savings of approximately $0.4 million from the suspension of further development and production of MagneGas. Management intends to evaluate potential alternatives for the assets associated with MagneGas, which may include sales, joint ventures or licensing arrangements, although no assurance can be made concerning the outcome of such evaluation.

Forward-Looking Statements

This report contains statements which constitute “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements, which are based on certain assumptions and reflect the Company’s plans, estimates and beliefs, can generally be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “should,” “could,” “seek,” “intends,” “plans,” “estimates,” “anticipates,” “projects,” “would,” or other comparable terms. These forward-looking statements include, but are not limited to, statements concerning the Company’s suspension of further development and production of MagneGas, potential cost savings from the suspension, the end of retail sales and marketing efforts for MagneGas, potential alternatives for the assets relating to MagneGas, and any other statements other than statements of historical fact. Actual results could differ materially from those discussed in any forward-looking statements. Factors that could cause or contribute to these differences include those discussed in the Company’s filings with the Securities and Exchange Commission, and presently unknown risks or uncertainties that may arise in the future. The Company qualifies all of the information presented in this report, and particularly the forward-looking statements, by these cautionary statements. The Company cautions readers not to place undue reliance upon any such forward-looking statements. The Company disclaims any obligation, except as specifically required by law, to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2021	TARONIS FUELS, INC.

	By:	/s/ Kevin Foti
	Name:	Kevin Foti
	Title:	Chief Executive Officer